SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2002

Commission	Exact Name of Registrant as Specified	I.R.S. Employer
File Number	in its Charter	Identification No.

1-11607	DTE Energy Company	38-3217752
(a Michigan corporation)
2000 2nd Avenue
Detroit, Michigan 48226-1279
313-235-4000

SIGNATURES
Exhibit Index
Statement Under Oath - Principal Executive Officer
Statement Under Oath - Principal Financial Officer

Item 7. Exhibits.

99-1	Statement Under Oath of Anthony F. Earley, Jr., Principal Executive Officer of DTE Energy, Regarding Facts and Circumstances Relating to Exchange Act Filings, dated August 12, 2002.

99-2	Statement Under Oath of David E. Meador, Principal Financial Officer of DTE Energy, Regarding Facts and Circumstances Relating to Exchange Act Filings, dated August 12, 2002.

Item 9. Regulation FD Disclosure.

This Report and the attached exhibits are being furnished pursuant to Regulation FD. On August 12, 2002, DTE Energy Company’s (“Company” or “DTE Energy”) Principal Executive Officer and Principal Financial Officer each filed with the Securities and Exchange Commission a “Statement Under Oath Regarding Facts and Circumstances Relating to Exchange Act Filings, pursuant to the Securities and Exchange Commission order No. 4-460.” These Statements are Exhibits 99-1 and 99-2 to this Form 8-K. These Statements will also be posted on the Company’s web site.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 12, 2002.	DTE ENERGY COMPANY (Registrant)

By:

/s/ Daniel G. Brudzynski Daniel G. Brudzynski
Vice President and Controller

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Exhibit Index

Exhibit No.

99-1	Statement Under Oath of Anthony F. Earley, Jr., Principal Executive Officer of DTE Energy, Regarding Facts and Circumstances Relating to Exchange Act Filings, dated August 12, 2002.

99-2	Statement Under Oath of David E. Meador, Principal Financial Officer of DTE Energy, Regarding Facts and Circumstances Relating to Exchange Act Filings, dated August 12, 2002.

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